  Exhibit (h)(10)(i)

SCHEDULE A

List of Funds to Which the Agreement Applies Last Updated: March 28, 2024

Investing Funds

Voya Equity Trust

Voya Global Multi-Asset Fund

Voya Mutual Funds

Voya Global Diversified Payment Fund Voya Global Perspectives Fund

Voya Partners, Inc.

Voya Global Bond Portfolio

Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution 2065 Portfolio

Voya Solution Aggressive Portfolio

Voya Solution Balanced Portfolio

Voya Solution Conservative Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative Portfolio

Voya Index Solution Income Portfolio

Voya Index Solution 2025 Portfolio

Voya Index Solution 2030 Portfolio

Voya Index Solution 2035 Portfolio

Voya Index Solution 2040 Portfolio

Voya Index Solution 2045 Portfolio

Voya Index Solution 2050 Portfolio

Vanguard Funds

Vanguard Bond Index Funds

Vanguard Short-Term Bond ETF

Vanguard Charlotte Funds

Vanguard Total International Bond ETF

Vanguard Index Funds

Vanguard S&P 500 ETF

Vanguard Value ETF

Vanguard Mid-Cap ETF

Vanguard International Equity Index Funds

Vanguard FTSE Emerging Markets ETF Vanguard Global ex-U.S. Real Estate ETF

Vanguard Scottsdale Funds

Vanguard Long-Term Treasury ETF

Vanguard Russell 1000 Growth ETF

Vanguard Russell 1000 Value ETF

Vanguard Short-Term Treasury ETF

Vanguard Short-Term Corporate Bond ETF

Vanguard Specialized Funds

Vanguard Dividend Appreciation ETF Vanguard Real Estate ETF

Vanguard Tax-Managed Funds

Vanguard FTSE Developed Markets ETF

Voya Index Solution 2055 Portfolio

Voya Index Solution 2060 Portfolio

Voya Index Solution 2065 Portfolio

Voya Separate Portfolios Trust

Voya Target In-Retirement Fund

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund

Voya Target Retirement 2065 Fund

Voya Strategic Allocation Portfolios, Inc.

Voya Strategic Allocation Conservative Portfolio

Voya Strategic Allocation Growth Portfolio

Voya Strategic Allocation Moderate Portfolio

Voya Balanced Portfolio Inc.

Voya Balanced Portfolio

Voya Investors Trust

Voya Balanced Income Portfolio

Voya Global Perspectives Portfolio

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

Voya Retirement Moderate Growth Portfolio Voya Retirement Moderate Portfolio

Voya Intermediate Bond Portfolio

Voya Intermediate Bond Portfolio